SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)  November 21, 2001
                                                --------------------------------

      MORGAN STANLEY DEAN WITTER CAPITAL I INC. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC3)


           MORGAN STANLEY DEAN WITTER CAPITAL I INC., Series 2001-NC3
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          333-59060                                      13-3291626
----------------------------                 -----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


1585 Broadway, New York, New York                           10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 296-7000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.


         On or about November 28, 2001, the Registrant will cause the issuance and sale of certain of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC3 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of November 1, 2001, among Morgan Stanley Dean Witter Capital I Inc., as depositor, U.S. Bank National Association, as trustee, NC Capital Corporation, as responsible party and Ocwen Federal Bank FSB, as servicer.


         In connection with the sale of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that Morgan Stanley has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-59060 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by Morgan Stanley. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)               Financial Statements

                  Not applicable.

(b)               Pro Forma Financial Information.

                  Not applicable.

(c)               Exhibits.

                  Item 601(a) of
                  Regulation S-K
Exhibit  No.      Exhibit No.                         Description
------------      --------------                      -----------

     1                   99             Computational  Materials--Computational
                                        Materials  (as defined  in Item 5) that
                                        have  been  provided  by Morgan Stanley
                                        to certain  prospective  purchasers of
                                        Morgan Stanley Dean Witter Capital I
                                        Inc. Mortgage Pass Through Certificates,
                                        Series 2001-NC3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                        (Registrant)




Dated: November 21, 2001            By:    /s/ Cecilia Tarrant
                                    --------------------------------------------
                                    Name: Cecilia Tarrant
                                    Title:   Vice President

                                INDEX OF EXHIBITS



                  Item 601(a) of            Sequentially
Exhibit           Regulation S-K            Numbered
Number            Exhibit No.               Description
-------           --------------            -------------

Exhibit 1         99                        Computational Materials

                                                                    EXHIBIT 99.1


B-1 Cashflows for MSDWC 2001-NC3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Security B-1A
Scenario 50PPC
Avg Life: 10.3832  Total Interest: 17,536,906.81
Per                                 Date           Balance         Principal         Interest            Coupon       Total Cash

                        0         11/28/01     35,276,000.00                 0                0                -1                0

                        1         12/25/01     35,276,000.00                 0       124,877.04              4.72       124,877.04

                        2          1/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        3          2/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        4          3/25/02     35,276,000.00                 0       129,502.12              4.72       129,502.12

                        5          4/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        6          5/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                        7          6/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        8          7/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                        9          8/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       10          9/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       11         10/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       12         11/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       13         12/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       14          1/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       15          2/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       16          3/25/03     35,276,000.00                 0       129,502.12              4.72       129,502.12

                       17          4/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       18          5/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       19          6/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       20          7/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       21          8/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       22          9/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       23         10/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       24         11/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       25         12/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       26          1/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       27          2/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       28          3/25/04     35,276,000.00                 0       134,127.19              4.72       134,127.19

                       29          4/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       30          5/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       31          6/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       32          7/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       33          8/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       34          9/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       35         10/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       36         11/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       37         12/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       38          1/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       39          2/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       40          3/25/05     35,276,000.00                 0       129,502.12              4.72       129,502.12

                       41          4/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       42          5/25/05     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       43          6/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       44          7/25/05     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       45          8/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       46          9/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       47         10/25/05     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       48         11/25/05     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       49         12/25/05     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       50          1/25/06     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       51          2/25/06     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       52          3/25/06     35,276,000.00                 0       129,502.12              4.72       129,502.12

                       53          4/25/06     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       54          5/25/06     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       55          6/25/06     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       56          7/25/06     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       57          8/25/06     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       58          9/25/06     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       59         10/25/06     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       60         11/25/06     35,210,380.31         65,619.69       143,377.34              4.72       208,997.03

                       61         12/25/06     34,794,421.30        415,959.01       138,494.16              4.72       554,453.18

                       62          1/25/07     34,383,116.47        411,304.83       141,419.99              4.72       552,724.82

                       63          2/25/07     33,976,414.48        406,701.99       139,748.27              4.72       546,450.26

                       64          3/25/07     33,574,264.55        402,149.93       124,731.19              4.72       526,881.12

                       65          4/25/07     33,176,616.46        397,648.09       136,460.73              4.72       534,108.82

                       66          5/25/07     32,783,420.55        393,195.92       130,494.69              4.72       523,690.61

                       67          6/25/07     32,394,627.68        388,792.87       133,246.39              4.72       522,039.26

                       68          7/25/07     32,010,189.28        384,438.40       127,418.87              4.72       511,857.27

                       69          8/25/07     31,630,057.29        380,131.99       130,103.64              4.72       510,235.62

                       70          9/25/07     31,254,184.19        375,873.09       128,558.61              4.72       504,431.71

                       71         10/25/07     30,882,522.99        371,661.20       122,933.12              4.72       494,594.32

                       72         11/25/07     30,515,027.21        367,495.79       125,520.30              4.72       493,016.09

                       73         12/25/07     30,151,650.86        363,376.35       120,025.77              4.72       483,402.12

                       74          1/25/08     29,792,348.49        359,302.37       122,549.71              4.72       481,852.08

                       75          2/25/08     29,437,075.12        355,273.36       121,089.35              4.72       476,362.71

                       76          3/25/08     29,085,786.29        351,288.83       111,926.30              4.72       463,215.13

                       77          4/25/08     28,738,438.02        347,348.28       118,217.56              4.72       465,565.84

                       78          5/25/08     28,394,986.79        343,451.22       113,037.86              4.72       456,489.08

                       79          6/25/08     28,055,389.60        339,597.19       115,409.85              4.72       455,007.04

                       80          7/25/08     27,719,603.89        335,785.71       110,351.20              4.72       446,136.91

                       81          8/25/08     27,387,587.58        332,016.31       112,664.79              4.72       444,681.10

                       82          9/25/08     27,059,299.05        328,288.53       111,315.33              4.72       439,603.85

                       83         10/25/08     26,734,697.15        324,601.90       106,433.24              4.72       431,035.15

                       84         11/25/08     26,413,741.16        320,955.99       108,661.69              4.72       429,617.68

                       85         12/25/08     26,096,390.82        317,350.34       103,894.05              4.72       421,244.39

                       86          1/25/09     25,782,606.31        313,784.51       106,067.33              4.72       419,851.84

                       87          2/25/09     25,472,348.26        310,258.05       104,791.97              4.72       415,050.02

                       88          3/25/09     25,165,577.71        306,770.55        93,511.82              4.72       400,282.37

                       89          4/25/09     24,862,256.15        303,321.56       102,284.09              4.72       405,605.65

                       90          5/25/09     24,562,345.48        299,910.67        97,791.54              4.72       397,702.21

                       91          6/25/09     24,265,808.02        296,537.46        99,832.29              4.72       396,369.75

                       92          7/25/09     23,972,606.51        293,201.51        95,445.51              4.72       388,647.02

                       93          8/25/09     23,682,704.09        289,902.42        97,435.33              4.72       387,337.74

                       94          9/25/09     23,396,064.32        286,639.77        96,257.04              4.72       382,896.80

                       95         10/25/09     23,112,651.15        283,413.17        92,024.52              4.72       375,437.69

                       96         11/25/09     22,832,428.93        280,222.22        93,940.09              4.72       374,162.31

                       97         12/25/09     22,555,362.40        277,066.53        89,807.55              4.72       366,874.08

                       98          1/25/10     22,281,416.69        273,945.71        91,675.02              4.72       365,620.73

                       99          2/25/10     22,010,557.31        270,859.38        90,561.58              4.72       361,420.96

                      100          3/25/10     21,742,750.14        267,807.16        80,803.20              4.72       348,610.36

                      101          4/25/10     21,477,961.47        264,788.68        88,372.20              4.72       353,160.88

                      102          5/25/10     21,216,157.91        261,803.55        84,479.98              4.72       346,283.54

                      103          6/25/10     20,957,306.49        258,851.43        86,231.90              4.72       345,083.32

                      104          7/25/10     20,701,374.55        255,931.93        82,432.07              4.72       338,364.01

                      105          8/25/10     20,448,329.84        253,044.71        84,139.59              4.72       337,184.30

                      106          9/25/10     20,198,140.42        250,189.42        83,111.10              4.72       333,300.52

                      107         10/25/10     19,950,774.74        247,365.69        79,446.02              4.72       326,811.70

                      108         11/25/10     19,706,201.56        244,573.18        81,088.82              4.72       325,661.99

                      109         12/25/10     19,464,390.02        241,811.55        77,511.06              4.72       319,322.61

                      110          1/25/11     19,225,309.56        239,080.45        79,111.93              4.72       318,192.39

                      111          2/25/11     18,988,929.99        236,379.57        78,140.20              4.72       314,519.77

                      112          3/25/11     18,755,221.45        233,708.55        69,710.47              4.72       303,419.02

                      113          4/25/11     18,524,154.37        231,067.07        76,229.56              4.72       307,296.63

                      114          5/25/11     18,295,699.56        228,454.82        72,861.67              4.72       301,316.49

                      115          6/25/11     18,069,828.10        225,871.45        74,361.85              4.72       300,233.31

                      116          7/25/11     17,846,511.43        223,316.67        71,074.66              4.72       294,391.33

                      117          8/25/11     17,625,721.28        220,790.15        72,536.15              4.72       293,326.31

                      118          9/25/11     17,407,429.69        218,291.59        71,638.76              4.72       289,930.35

                      119         10/25/11     17,191,609.02        215,820.67        68,469.22              4.72       284,289.89

                      120         11/25/11     16,978,231.94        213,377.09        69,874.34              4.72       283,251.43

                      121         12/25/11     16,767,271.38        210,960.55        66,781.05              4.72       277,741.60

                      122          1/25/12     16,558,700.62        208,570.76        68,149.64              4.72       276,720.40

                      123          2/25/12     16,352,493.21        206,207.42        67,301.92              4.72       273,509.33

                      124          3/25/12     16,148,622.98        203,870.23        62,175.81              4.72       266,046.04

                      125          4/25/12     15,947,064.06        201,558.92        65,635.18              4.72       267,194.10

                      126          5/25/12     15,747,790.87        199,273.19        62,725.12              4.72       261,998.31

                      127          6/25/12     15,550,778.10        197,012.77        64,006.02              4.72       261,018.79

                      128          7/25/12     15,356,000.73        194,777.37        61,166.39              4.72       255,943.77

                      129          8/25/12     15,163,434.01        192,566.73        62,413.61              4.72       254,980.34

                      130          9/25/12     14,973,053.45        190,380.56        61,630.94              4.72       252,011.50

                      131         10/25/12     14,784,834.84        188,218.61        58,894.01              4.72       247,112.62

                      132         11/25/12     14,598,754.24        186,080.59        60,092.14              4.72       246,172.73

                      133         12/25/12     14,414,787.98        183,966.26        57,421.77              4.72       241,388.03

                      134          1/25/13     14,232,912.63        181,875.35        58,588.10              4.72       240,463.46

                      135          2/25/13     14,053,105.03        179,807.60        57,848.88              4.72       237,656.48

                      136          3/25/13     13,875,342.27        177,762.76        51,590.51              4.72       229,353.27

                      137          4/25/13     13,699,601.70        175,740.57        56,395.56              4.72       232,136.13

                      138          5/25/13     13,525,860.91        173,740.79        53,885.10              4.72       227,625.89

                      139          6/25/13     13,354,097.75        171,763.17        54,975.11              4.72       226,738.28

                      140          7/25/13     13,184,290.29        169,807.46        52,526.12              4.72       222,333.58

                      141          8/25/13     13,016,416.86        167,873.43        53,586.82              4.72       221,460.24

                      142          9/25/13     12,850,456.03        165,960.83        52,904.50              4.72       218,865.34

                      143         10/25/13     12,686,386.59        164,069.44        50,545.13              4.72       214,614.56

                      144         11/25/13     12,524,187.58        162,199.01        51,563.11              4.72       213,762.12

                      145         12/25/13     12,363,838.26        160,349.32        49,261.80              4.72       209,611.12

                      146          1/25/14     12,205,318.13        158,520.13        50,252.13              4.72       208,772.27

                      147          2/25/14     12,048,606.89        156,711.23        49,607.84              4.72       206,319.07

                      148          3/25/14     11,893,684.50        154,922.39        44,231.77              4.72       199,154.17

                      149          4/25/14     11,740,531.12        153,153.39        48,341.22              4.72       201,494.61

                      150          5/25/14     11,589,127.11        151,404.00        46,179.42              4.72       197,583.43

                      151          6/25/14     11,439,453.09        149,674.03        47,103.36              4.72       196,777.39

                      152          7/25/14     11,291,489.85        147,963.24        44,995.18              4.72       192,958.42

                      153          8/25/14     11,145,218.42        146,271.43        45,893.63              4.72       192,165.06

                      154          9/25/14     11,000,620.03        144,598.39        45,299.12              4.72       189,897.51

                      155         10/25/14     10,857,676.11        142,943.92        43,269.11              4.72       186,213.03

                      156         11/25/14     10,716,368.30        141,307.81        44,130.42              4.72       185,438.23

                      157         12/25/14     10,576,678.45        139,689.85        42,151.05              4.72       181,840.90

                      158          1/25/15     10,438,588.60        138,089.85        42,988.32              4.72       181,078.18

                      159          2/25/15     10,302,080.98        136,507.62        42,427.06              4.72       178,934.68

                      160          3/25/15     10,167,138.03        134,942.95        37,820.08              4.72       172,763.03

                      161          4/25/15     10,033,742.39        133,395.65        41,323.77              4.72       174,719.41

                      162          5/25/15      9,901,876.86        131,865.53        39,466.05              4.72       171,331.58

                      163          6/25/15      9,771,524.47        130,352.40        40,245.63              4.72       170,598.03

                      164          7/25/15      9,642,668.39        128,856.07        38,434.66              4.72       167,290.74

                      165          8/25/15      9,515,292.03        127,376.37        39,192.09              4.72       166,568.46

                      166          9/25/15      9,389,378.93        125,913.10        38,674.38              4.72       164,587.47

                      167         10/25/15      9,264,912.84        124,466.09        36,931.56              4.72       161,397.64

                      168         11/25/15      9,141,877.69        123,035.15        37,656.72              4.72       160,691.87

                      169         12/25/15      9,020,257.58        121,620.11        35,958.05              4.72       157,578.16

                      170          1/25/16      8,900,036.79        120,220.80        36,662.34              4.72       156,883.13

                      171          2/25/16      8,766,799.53        133,237.25        36,173.71              4.72       169,410.96

                      172          3/25/16      8,604,580.54        162,218.99        33,333.32              4.72       195,552.31

                      173          4/25/16      8,444,230.22        160,350.32        34,972.84              4.72       195,323.16

                      174          5/25/16      8,285,727.79        158,502.43        33,213.97              4.72       191,716.40

                      175          6/25/16      8,129,052.72        156,675.08        33,676.88              4.72       190,351.96

                      176          7/25/16      7,974,184.67        154,868.05        31,974.27              4.72       186,842.32

                      177          8/25/16      7,821,103.56        153,081.11        32,410.63              4.72       185,491.74

                      178          9/25/16      7,669,789.51        151,314.05        31,788.44              4.72       183,102.49

                      179         10/25/16      7,520,222.86        149,566.65        30,167.84              4.72       179,734.48

                      180         11/25/16      7,372,384.18        147,838.68        30,565.53              4.72       178,404.21

                      181         12/25/16      7,226,254.25        146,129.94        28,998.04              4.72       175,127.98

                      182          1/25/17      7,081,814.04        144,440.21        29,370.71              4.72       173,810.92

                      183          2/25/17      6,939,044.76        142,769.28        28,783.64              4.72       171,552.92

                      184          3/25/17      6,797,927.80        141,116.95        25,474.00              4.72       166,590.96

                      185          4/25/17      6,658,444.79        139,483.02        27,629.80              4.72       167,112.82

                      186          5/25/17      6,520,577.52        137,867.27        26,189.88              4.72       164,057.15

                      187          6/25/17      6,384,308.01        136,269.51        26,502.53              4.72       162,772.03

                      188          7/25/17                 0      6,384,308.01        25,111.61              4.72     6,409,419.62

Total                                                            35,276,000.00    17,536,906.81                      52,812,906.81



Security B-1A
Scenario 100PPC
Avg Life: 5.2307  Total Interest: 8,833,935.44
Per                                 Date           Balance         Principal         Interest            Coupon       Total Cash
                        0         11/28/01     35,276,000.00                 0                0                -1                0

                        1         12/25/01     35,276,000.00                 0       124,877.04              4.72       124,877.04

                        2          1/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        3          2/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        4          3/25/02     35,276,000.00                 0       129,502.12              4.72       129,502.12

                        5          4/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        6          5/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                        7          6/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        8          7/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                        9          8/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       10          9/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       11         10/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       12         11/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       13         12/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       14          1/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       15          2/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       16          3/25/03     35,276,000.00                 0       129,502.12              4.72       129,502.12

                       17          4/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       18          5/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       19          6/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       20          7/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       21          8/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       22          9/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       23         10/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       24         11/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       25         12/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       26          1/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       27          2/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       28          3/25/04     35,276,000.00                 0       134,127.19              4.72       134,127.19

                       29          4/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       30          5/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       31          6/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       32          7/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       33          8/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       34          9/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       35         10/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       36         11/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       37         12/25/04     30,754,652.91      4,521,347.09       138,752.27              4.72     4,660,099.36

                       38          1/25/05     28,452,670.75      2,301,982.16       125,000.58              4.72     2,426,982.74

                       39          2/25/05     27,767,035.21        685,635.54       115,644.30              4.72       801,279.84

                       40          3/25/05     27,097,767.48        669,267.73       101,935.87              4.72       771,203.61

                       41          4/25/05     26,444,479.03        653,288.45       110,137.37              4.72       763,425.82

                       42          5/25/05     25,806,790.53        637,688.50       104,014.95              4.72       741,703.45

                       43          6/25/05     25,184,331.63        622,458.90       104,890.27              4.72       727,349.16

                       44          7/25/05     24,576,740.74        607,590.90        99,058.37              4.72       706,649.27

                       45          8/25/05     23,983,664.80        593,075.93        99,890.80              4.72       692,966.73

                       46          9/25/05     23,404,759.14        578,905.66        97,480.27              4.72       676,385.93

                       47         10/25/05     22,839,687.23        565,071.92        92,058.72              4.72       657,130.64

                       48         11/25/05     22,288,120.49        551,566.74        92,830.64              4.72       644,397.38

                       49         12/25/05     21,749,738.13        538,382.36        87,666.61              4.72       626,048.97

                       50          1/25/06     21,224,226.95        525,511.18        88,400.60              4.72       613,911.78

                       51          2/25/06     20,711,281.16        512,945.79        86,264.69              4.72       599,210.48

                       52          3/25/06     20,210,602.21        500,678.95        76,033.41              4.72       576,712.36

                       53          4/25/06     19,721,898.62        488,703.60        82,144.87              4.72       570,848.46

                       54          5/25/06     19,244,885.79        477,012.83        77,572.80              4.72       554,585.63

                       55          6/25/06     18,779,285.88        465,599.91        78,219.77              4.72       543,819.68

                       56          7/25/06     18,324,827.62        454,458.26        73,865.19              4.72       528,323.45

                       57          8/25/06     17,881,246.15        443,581.47        74,480.24              4.72       518,061.71

                       58          9/25/06     17,448,282.90        432,963.25        72,677.33              4.72       505,640.58

                       59         10/25/06     17,025,685.42        422,597.49        68,629.91              4.72       491,227.40

                       60         11/25/06     16,613,207.21        412,478.21        69,199.95              4.72       481,678.16

                       61         12/25/06     16,210,607.65        402,599.57        65,345.28              4.72       467,944.85

                       62          1/25/07     15,817,651.78        392,955.87        65,887.11              4.72       458,842.99

                       63          2/25/07     15,434,110.22        383,541.56        64,289.97              4.72       447,831.52

                       64          3/25/07     15,059,759.03        374,351.19        56,660.33              4.72       431,011.52

                       65          4/25/07     14,694,379.57        365,379.46        61,209.55              4.72       426,589.02

                       66          5/25/07     14,337,758.37        356,621.20        57,797.89              4.72       414,419.09

                       67          6/25/07     13,989,687.02        348,071.35        58,275.02              4.72       406,346.37

                       68          7/25/07     13,649,962.06        339,724.96        55,026.10              4.72       394,751.06

                       69          8/25/07     13,318,384.83        331,577.23        55,479.51              4.72       387,056.74

                       70          9/25/07     12,994,761.40        323,623.44        54,131.84              4.72       377,755.27

                       71         10/25/07     12,678,902.41        315,858.99        51,112.73              4.72       366,971.72

                       72         11/25/07     12,370,623.00        308,279.41        51,532.69              4.72       359,812.10

                       73         12/25/07     12,069,742.69        300,880.30        48,657.78              4.72       349,538.09

                       74          1/25/08     11,776,085.29        293,657.40        49,056.80              4.72       342,714.20

                       75          2/25/08     11,489,478.76        286,606.53        47,863.24              4.72       334,469.77

                       76          3/25/08     11,209,755.16        279,723.60        43,685.55              4.72       323,409.15

                       77          4/25/08     10,936,750.51        273,004.65        45,561.43              4.72       318,566.07

                       78          5/25/08     10,670,304.75        266,445.77        43,017.89              4.72       309,463.65

                       79          6/25/08     10,410,261.57        260,043.18        43,368.86              4.72       303,412.04

                       80          7/25/08     10,156,468.40        253,793.17        40,947.03              4.72       294,740.19

                       81          8/25/08      9,908,776.29        247,692.12        41,280.40              4.72       288,972.52

                       82          9/25/08      9,667,039.79        241,736.50        40,273.67              4.72       282,010.17

                       83         10/25/08      9,431,116.93        235,922.86        38,023.69              4.72       273,946.55

                       84         11/25/08      9,200,869.09        230,247.84        38,332.25              4.72       268,580.09

                       85         12/25/08      8,976,160.95        224,708.14        36,190.09              4.72       260,898.23

                       86          1/25/09      8,733,187.96        242,972.99        36,483.11              4.72       279,456.10

                       87          2/25/09      8,437,633.14        295,554.82        35,495.56              4.72       331,050.38

                       88          3/25/09      8,149,193.94        288,439.20        30,975.49              4.72       319,414.69

                       89          4/25/09      7,867,700.58        281,493.35        33,121.95              4.72       314,615.30

                       90          5/25/09      7,592,987.34        274,713.24        30,946.29              4.72       305,659.53

                       91          6/25/09      7,324,892.40        268,094.94        30,861.28              4.72       298,956.21

                       92          7/25/09      7,063,257.80        261,634.60        28,811.24              4.72       290,445.84

                       93          8/25/09      6,807,929.32        255,328.48        28,708.22              4.72       284,036.70

                       94          9/25/09      6,558,756.41        249,172.92        27,670.45              4.72       276,843.37

                       95         10/25/09                 0      6,558,756.41        25,797.78              4.72     6,584,554.18

Total                                                            35,276,000.00     8,833,935.44                      44,109,935.44




Security B-1A
Scenario 200PPC
Avg Life: 2.8876  Total Interest: 4,875,757.35
Per                                 Date           Balance         Principal         Interest            Coupon       Total Cash
                        0         11/28/01     35,276,000.00                 0                0                -1                0

                        1         12/25/01     35,276,000.00                 0       124,877.04              4.72       124,877.04

                        2          1/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        3          2/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        4          3/25/02     35,276,000.00                 0       129,502.12              4.72       129,502.12

                        5          4/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        6          5/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                        7          6/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                        8          7/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                        9          8/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       10          9/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       11         10/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       12         11/25/02     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       13         12/25/02     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       14          1/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       15          2/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       16          3/25/03     35,276,000.00                 0       129,502.12              4.72       129,502.12

                       17          4/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       18          5/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       19          6/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       20          7/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       21          8/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       22          9/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       23         10/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       24         11/25/03     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       25         12/25/03     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       26          1/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       27          2/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       28          3/25/04     35,276,000.00                 0       134,127.19              4.72       134,127.19

                       29          4/25/04     35,276,000.00                 0       143,377.34              4.72       143,377.34

                       30          5/25/04     35,276,000.00                 0       138,752.27              4.72       138,752.27

                       31          6/25/04     29,567,531.18      5,708,468.82       143,377.34              4.72     5,851,846.16

                       32          7/25/04     23,226,705.96      6,340,825.22       116,298.96              4.72     6,457,124.17

                       33          8/25/04     17,238,881.54      5,987,824.42        94,403.66              4.72     6,082,228.07

                       34          9/25/04     11,584,402.21      5,654,479.33        70,066.48              4.72     5,724,545.81

                       35         10/25/04      9,906,888.63      1,677,513.58        45,565.32              4.72     1,723,078.90

                       36         11/25/04      9,355,376.57        551,512.06        40,266.00              4.72       591,778.06

                       37         12/25/04      8,834,566.49        520,810.08        36,797.81              4.72       557,607.89

                       38          1/25/05      8,161,318.49        673,248.00        35,907.60              4.72       709,155.61

                       39          2/25/05      7,519,948.62        641,369.87        33,171.23              4.72       674,541.10

                       40          3/25/05      6,914,282.01        605,666.61        27,606.57              4.72       633,273.18

                       41          4/25/05                 0      6,914,282.01        28,102.72              4.72     6,942,384.72

Total                                                            35,276,000.00     4,875,757.35                      40,151,757.35